SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2010

PEOPLES FEDERAL BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-165525	27-2814821
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

435 Market Street, Brighton, Massachusetts	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (617) 254-0707

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events

On July 7, 2010, Peoples Federal Bancshares, Inc. (the “Company”) issued a press release announcing that the mutual-to-stock conversion of Peoples Federal MHC and the Company’s related stock offering closed on Tuesday, July 6, 2010.   A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01                       Financial Statements and Exhibits

Exhibit 99.1                     Press Release dated July 7, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEOPLES FEDERAL BANCSHARES, INC.
DATE: July 7, 2010	By: /s/ Maurice H. Sullivan, Jr.
Maurice H. Sullivan Jr.
Chief Executive Officer